UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 29, 2015

DOMARK INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-136247	20-4647578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34 King Street East, Suite 1102

Toronto, Ontario M5C 1E9

(Address of principal executive offices) (Zip Code)

(410) 299-1400

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On December 29, 2015, the holders of our Series B Preferred Stock approved an amendment to our articles of incorporation to increase the number of authorized shares of our common stock to 130,000,000 shares. The holders of our Series B Common Stock hold the majority of the voting power of the Company. This amendment became effective upon filing with the Secretary of State of Nevada.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description of Exhibit
3.1	Certificate of Amendment

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMARK INTERNATIONAL, INC.

Dated: January 8, 2016	By:	/s/ Andrew Ritchie
Andrew Ritchie
Chief Executive Officer